JPMorgan Total Return Fund
Schedule of Portfolio Investments as of November 30, 2024
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2024.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 43.8%
Aerospace & Defense — 0.5%
Airbus SE (France) 3.15%, 4/10/2027 (a)	250	242
Boeing Co. (The) 2.20%, 2/4/2026	300	290
Northrop Grumman Corp. 3.85%, 4/15/2045	250	204
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a) (b)	50	21
13.13%, 11/15/2027 (a) (b)	20	1
		758
Air Freight & Logistics — 0.1%
FedEx Corp. 4.10%, 2/1/2045	250	205
Automobile Components — 0.0% ^
Cooper-Standard Automotive, Inc. 13.50% (Cash), 3/31/2027 (a) (c)	63	67
Automobiles — 1.0%
General Motors Co. 5.00%, 10/1/2028	500	503
Hyundai Capital America 2.65%, 2/10/2025 (a)	1,000	995
		1,498
Banks — 10.5%
Bank of America Corp.
Series L, 3.95%, 4/21/2025	500	498
(3-MONTH CME TERM SOFR + 2.08%), 4.24%, 4/24/2038 (d)	500	459
Series N, (SOFR + 1.65%), 3.48%, 3/13/2052 (d)	300	227
Barclays plc (United Kingdom)
3.65%, 3/16/2025	500	498
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 2.67%, 3/10/2032 (d)	500	432
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (d)	500	493
(3-MONTH CME TERM SOFR + 1.39%), 2.87%, 4/19/2032 (a) (d)	500	433
Canadian Imperial Bank of Commerce (Canada) 1.25%, 6/22/2026	500	475
Citigroup, Inc.
(SOFR + 2.11%), 2.57%, 6/3/2031 (d)	1,000	884
(3-MONTH CME TERM SOFR + 2.10%), 4.28%, 4/24/2048 (d)	300	258
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 1.11%, 2/24/2027 (a) (d)	750	716
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (d)	750	737
HSBC Holdings plc (United Kingdom)
(SOFR + 1.93%), 2.10%, 6/4/2026 (d)	1,000	986
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	750	693
(SOFR + 1.95%), 2.36%, 8/18/2031 (d)	500	431
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (d)	750	734
(SOFR + 1.01%), 1.73%, 4/1/2027 (d)	500	479
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (d) (e) (f) (g)	200	163
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (d)	750	714
2.05%, 7/17/2030	500	433
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	750	712

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Societe Generale SA (France) 1.38%, 7/8/2025 (a)	1,000	980
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.47%, 7/8/2025	500	491
3.54%, 1/17/2028	500	484
Truist Financial Corp. 1.13%, 8/3/2027	500	456
Wells Fargo & Co.
3.00%, 2/19/2025	500	498
(SOFR + 2.10%), 2.39%, 6/2/2028 (d)	750	708
(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	300	228
Westpac Banking Corp. (Australia) 2.65%, 1/16/2030	500	457
		15,757
Beverages — 0.9%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	500	490
Coca-Cola Co. (The) 1.65%, 6/1/2030	500	432
Keurig Dr. Pepper, Inc. 3.40%, 11/15/2025	500	494
		1,416
Biotechnology — 0.6%
AbbVie, Inc. 4.25%, 11/21/2049	250	215
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	750	631
		846
Broadline Retail — 0.4%
Amazon.com, Inc.
4.80%, 12/5/2034	300	304
4.25%, 8/22/2057	400	348
		652
Building Products — 1.1%
Carrier Global Corp. 2.70%, 2/15/2031	500	442
Johnson Controls International plc 4.50%, 2/15/2047	350	306
Masco Corp. 1.50%, 2/15/2028	1,000	908
		1,656
Capital Markets — 4.4%
Ameriprise Financial, Inc. 3.00%, 4/2/2025	1,000	994
Blue Owl Capital Corp. 4.00%, 3/30/2025	1,000	996
Cboe Global Markets, Inc. 3.65%, 1/12/2027	500	491
Deutsche Bank AG (Germany) (EURIBOR ICE Swap Rate 5 Year + 4.75%), 4.63%, 10/30/2027 (d) (e) (f) (g) (h)	200	196
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (d)	750	726
5.15%, 5/22/2045	400	386
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (d)	500	495
(3-MONTH CME TERM SOFR + 1.40%), 3.77%, 1/24/2029 (d)	750	728
3.97%, 7/22/2038 (i)	500	444
Nasdaq, Inc. 5.65%, 6/28/2025	500	502

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Nomura Holdings, Inc. (Japan) 3.10%, 1/16/2030	500	456
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (d) (e) (f) (g)	200	170
		6,584
Consumer Finance — 2.1%
American Express Co.
3.95%, 8/1/2025	500	498
3.30%, 5/3/2027	500	485
Capital One Financial Corp. 3.65%, 5/11/2027	500	487
General Motors Financial Co., Inc. 4.00%, 1/15/2025	1,000	999
John Deere Capital Corp. 1.50%, 3/6/2028	750	684
		3,153
Consumer Staples Distribution & Retail — 0.8%
7-Eleven, Inc. 0.95%, 2/10/2026 (a)	1,000	954
Rite Aid Corp.
8.00%, 10/18/2024 ‡	7	— (j)
7.50%, 7/1/2025 ‡ (b)	11	— (j)
8.00%, 11/15/2026 ‡ (b)	13	— (j)
(3-MONTH CME TERM SOFR + 7.00%), 12.06%, 8/30/2031 ‡ (a) (d)	3	2
Series A, 15.00% (PIK), 8/30/2031 ‡ (c)	7	4
Series B, 15.00% (PIK), 8/30/2031 ‡ (c)	3	— (j)
Target Corp. 2.35%, 2/15/2030	250	224
		1,184
Diversified Telecommunication Services — 2.1%
AT&T, Inc. 3.55%, 9/15/2055	1,000	711
CCO Holdings LLC 5.13%, 5/1/2027 (a)	355	350
Frontier Communications Holdings LLC 5.88%, 11/1/2029	17	17
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	392	364
Verizon Communications, Inc.
2.10%, 3/22/2028	1,000	923
1.50%, 9/18/2030	1,000	839
		3,204
Electric Utilities — 2.9%
Duke Energy Corp. 2.55%, 6/15/2031	500	435
Eversource Energy
Series M, 3.30%, 1/15/2028	500	479
3.45%, 1/15/2050	300	219
Florida Power & Light Co. Series A, 3.30%, 5/30/2027	500	486
MidAmerican Energy Co. 3.10%, 5/1/2027	500	485
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	250	195
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	500	439
Potomac Electric Power Co. 4.15%, 3/15/2043	250	217
Public Service Co. of Colorado 1.88%, 6/15/2031	500	420

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Public Service Electric and Gas Co. 3.00%, 5/15/2027	500	484
Xcel Energy, Inc. 3.35%, 12/1/2026	500	487
		4,346
Financial Services — 0.8%
Mastercard, Inc. 3.65%, 6/1/2049	250	198
National Rural Utilities Cooperative Finance Corp. 1.00%, 6/15/2026	750	712
Visa, Inc. 4.30%, 12/14/2045	250	225
		1,135
Food Products — 0.9%
Conagra Brands, Inc. 4.85%, 11/1/2028	500	501
Kellanova 3.40%, 11/15/2027	500	484
Mondelez International, Inc. 1.50%, 2/4/2031	500	416
		1,401
Gas Utilities — 0.3%
KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	500	482
Ground Transportation — 0.5%
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	250	266
Hertz Corp. (The), Escrow 6.25%, 10/15/2022 ‡ (b)	290	16
Norfolk Southern Corp. 3.15%, 6/1/2027	500	484
		766
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories 3.88%, 9/15/2025	1,000	996
Stryker Corp. 1.15%, 6/15/2025	250	245
		1,241
Health Care Providers & Services — 1.4%
CVS Health Corp.
1.75%, 8/21/2030	500	416
5.05%, 3/25/2048	250	222
HCA, Inc. 2.38%, 7/15/2031	500	422
Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	498
UnitedHealth Group, Inc. 4.75%, 7/15/2045	500	467
		2,025
Hotels, Restaurants & Leisure — 0.0% ^
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	4	4
Insurance — 1.7%
Berkshire Hathaway Finance Corp. 2.85%, 10/15/2050	500	335
Chubb INA Holdings LLC 3.15%, 3/15/2025	500	497
MetLife, Inc. 4.05%, 3/1/2045	300	253
Metropolitan Life Global Funding I 0.95%, 7/2/2025 (a)	750	734
Principal Life Global Funding II 1.25%, 6/23/2025 (a)	750	736
		2,555

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Interactive Media & Services — 0.2%
Alphabet, Inc.
1.90%, 8/15/2040	300	205
2.25%, 8/15/2060	250	145
		350
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	728
Media — 0.3%
Comcast Corp.
2.94%, 11/1/2056	323	203
2.65%, 8/15/2062	500	283
EchoStar Corp. 6.75% (PIK), 11/30/2030 (c)	12	11
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	25	24
		521
Multi-Utilities — 0.9%
Consolidated Edison Co. of New York, Inc. 4.45%, 3/15/2044	250	223
Dominion Energy, Inc. Series C, 4.90%, 8/1/2041	250	233
San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	250	206
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	750	626
		1,288
Office REITs — 0.3%
Boston Properties LP 2.75%, 10/1/2026	500	480
Oil, Gas & Consumable Fuels — 3.0%
BP Capital Markets America, Inc. 2.94%, 6/4/2051	250	165
Chevron USA, Inc. 0.69%, 8/12/2025	500	486
Energy Transfer LP 5.15%, 3/15/2045	300	275
Expand Energy Corp. 5.50%, 9/15/2026 ‡ (b)	130	—
Kinder Morgan, Inc. 5.05%, 2/15/2046	300	274
MPLX LP 1.75%, 3/1/2026	500	481
Phillips 66 4.65%, 11/15/2034	250	240
Phillips 66 Co. 3.75%, 3/1/2028	500	488
Reliance Industries Ltd. (India) 4.13%, 1/28/2025 (a)	500	499
Shell Finance US, Inc. 2.38%, 11/7/2029	750	680
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	364
Williams Cos., Inc. (The) 4.00%, 9/15/2025	500	497
		4,449
Personal Care Products — 0.3%
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (b)	41	— (j)
Estee Lauder Cos., Inc. (The) 1.95%, 3/15/2031	500	421
		421
Pharmaceuticals — 0.9%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	325	314
Johnson & Johnson 2.45%, 9/1/2060	500	294

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Pharmaceuticals — continued
Merck & Co., Inc. 2.35%, 6/24/2040	500	352
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	500	379
		1,339
Residential REITs — 0.2%
AvalonBay Communities, Inc. 2.30%, 3/1/2030	250	222
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom, Inc. 3.14%, 11/15/2035 (a)	500	416
Software — 0.8%
Microsoft Corp.
3.13%, 11/3/2025	624	617
2.68%, 6/1/2060	500	311
Oracle Corp. 3.60%, 4/1/2050	300	222
		1,150
Specialized REITs — 0.3%
Crown Castle, Inc. 1.35%, 7/15/2025	500	489
Specialty Retail — 0.5%
AutoNation, Inc. 2.40%, 8/1/2031	500	417
Escrow Rite Aid 0.00%, 12/31/2049 ‡	2	1
Home Depot, Inc. (The) 3.90%, 6/15/2047	350	288
		706
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.65%, 5/11/2050	500	329
2.80%, 2/8/2061	250	159
		488
Tobacco — 0.3%
Altria Group, Inc. 3.88%, 9/16/2046	400	307
BAT Capital Corp. (United Kingdom) 3.56%, 8/15/2027	66	64
		371
Wireless Telecommunication Services — 0.9%
T-Mobile USA, Inc.
1.50%, 2/15/2026	500	481
2.55%, 2/15/2031	1,000	874
		1,355
Total Corporate Bonds (Cost $72,404)		65,708
Mortgage-Backed Securities — 25.1%
FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	1	2
FHLMC Gold Pools, 30 Year
Pool # C80364, 7.00%, 12/1/2025	—	—
Pool # C00464, 8.00%, 5/1/2026	—	—
Pool # C80409, 8.00%, 6/1/2026	—	—
Pool # D78618, 7.50%, 2/1/2027	1	1

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # G02125, 6.00%, 2/1/2036	1	1
Pool # A53165, 6.00%, 10/1/2036	17	17
Pool # A56599, 6.00%, 1/1/2037	2	2
Pool # G08205, 6.00%, 6/1/2037	—	—
Pool # G03362, 6.00%, 9/1/2037	33	34
Pool # G03819, 6.00%, 1/1/2038	5	5
Pool # G08276, 6.00%, 6/1/2038	6	6
Pool # A80908, 6.00%, 8/1/2038	95	98
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 6.00%, 12/25/2054 (k)	1,950	1,973
FNMA UMBS, 30 Year
Pool # 505614, 6.50%, 7/1/2029	—	—
Pool # 508677, 6.50%, 8/1/2029	3	3
Pool # 787555, 6.50%, 2/1/2035	3	3
Pool # 787556, 7.00%, 2/1/2035	10	10
Pool # 787563, 6.50%, 3/1/2035	24	25
Pool # 787564, 7.00%, 3/1/2035	5	5
Pool # 924041, 6.00%, 5/1/2037	83	86
Pool # AY3845, 4.00%, 5/1/2045	1,031	989
Pool # AY8492, 4.00%, 6/1/2045	1,147	1,102
Pool # AZ0913, 4.00%, 6/1/2045	601	578
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 2.50%, 12/25/2039 (k)	2,500	2,302
TBA, 3.50%, 12/25/2039 (k)	2,000	1,916
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 12/25/2054 (k)	9,500	7,949
TBA, 3.00%, 12/25/2054 (k)	9,000	7,844
TBA, 3.50%, 12/25/2054 (k)	4,750	4,305
TBA, 4.00%, 12/25/2054 (k)	2,850	2,665
TBA, 4.50%, 12/25/2054 (k)	2,200	2,113
GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	30	31
GNMA II, Single Family, 30 Year
TBA, 2.50%, 12/15/2054 (k)	1,500	1,282
TBA, 3.00%, 12/15/2054 (k)	1,000	886
TBA, 3.50%, 12/15/2054 (k)	1,000	914
TBA, 4.00%, 12/15/2054 (k)	500	470
Total Mortgage-Backed Securities (Cost $37,605)		37,617
U.S. Treasury Obligations — 15.9%
U.S. Treasury Bonds
4.50%, 2/15/2036	5,850	6,052
1.13%, 8/15/2040	4,050	2,550
1.75%, 8/15/2041	4,850	3,312
3.88%, 2/15/2043	1,200	1,113
1.25%, 5/15/2050	3,150	1,610
1.38%, 8/15/2050	4,500	2,369
3.63%, 5/15/2053	1,600	1,396

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
U.S. Treasury Notes 4.75%, 7/31/2025	5,400	5,410
Total U.S. Treasury Obligations (Cost $31,781)		23,812
Collateralized Mortgage Obligations — 2.0%
Alternative Loan Trust
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034 ‡	—	— (j)
Series 2006-J2, Class A1, 5.20%, 4/25/2036 (i)	—	—
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059 (a) (i)	27	25
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (i)	143	125
Series 2020-3, Class A1, 1.69%, 4/25/2065 (a) (i)	55	52
Series 2022-2, Class A1, 3.35%, 1/25/2067 (a) (i)	149	138
Banc of America Funding Trust Series 2015-R4, Class 5A1, 5.00%, 10/25/2036 (a) (i)	7	7
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	—	—
BRAVO Residential Funding Trust Series 2023-NQM5, Class A1, 6.50%, 6/25/2063 (a) (l)	98	99
CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 5.05%, 5/25/2037 (i)	—	—
Citigroup Mortgage Loan Trust Series 2014-10, Class 4A1, 5.02%, 2/25/2037 (a) (i)	10	10
COLT Mortgage Loan Trust Series 2023-3, Class A1, 7.18%, 9/25/2068 (a) (l)	80	81
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.25%, 10/25/2039 (a) (i)	90	93
Series 2020-R02, Class 2B1, 7.85%, 1/25/2040 (a) (i)	480	492
Series 2020-R01, Class 1B1, 8.10%, 1/25/2040 (a) (i)	276	286
Series 2022-R02, Class 2M2, 7.73%, 1/25/2042 (a) (i)	100	103
Series 2022-R04, Class 1M2, 7.83%, 3/25/2042 (a) (i)	75	78
Series 2023-R01, Class 1M1, 7.13%, 12/25/2042 (a) (i)	74	76
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	7	7
Deephaven Residential Mortgage Trust Series 2021-3, Class A1, 1.19%, 8/25/2066 (a) (i)	110	96
FHLMC STACR REMIC Trust
Series 2021-DNA6, Class M1, 5.53%, 10/25/2041 (a) (i)	12	12
Series 2021-HQA4, Class M1, 5.68%, 12/25/2041 (a) (i)	67	67
Series 2020-HQA1, Class M2, 6.75%, 1/25/2050 (a) (i)	128	129
FHLMC, REMIC
Series 2980, Class QB, 6.50%, 5/15/2035	17	18
Series 5136, Class IJ, IO, 2.50%, 2/25/2051	293	34
Series 5148, Class AI, IO, 2.50%, 10/25/2051	337	36
FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	8	8
FNMA, REMIC Series 2021-47, Class QI, IO, 2.50%, 10/25/2049	356	45
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059 (a) (i)	132	128
Series 2020-NQM1, Class A1, 3.25%, 1/25/2060 (a) (l)	143	139
GNMA
Series 2021-138, Class PI, IO, 2.50%, 8/20/2051	149	15
Series 2021-162, Class PI, IO, 2.50%, 9/20/2051	150	14
Series 2023-69, Class IH, IO, 2.50%, 10/20/2051	158	17
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	50	44
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 7.05%, 12/19/2034 (i)	—	—

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-9, Class 2A1A, 5.14%, 11/19/2036 (i)	13	12
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	73	48
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 4.84%, 12/26/2036 (a) (i)	7	7
RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	280	226
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	63	61
Series 2006-R1, Class A2, 5.10%, 1/25/2046 (i)	—	—
SG Residential Mortgage Trust Series 2022-2, Class A2, 5.35%, 8/25/2062 (a) (i)	45	44
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (i)	62	61
Verus Securitization Trust Series 2021-6, Class A1, 1.63%, 10/25/2066 (a) (i)	88	75
Vista Point Securitization Trust Series 2020-2, Class A1, 1.47%, 4/25/2065 (a) (i)	47	44
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 5.15%, 9/25/2035 (i)	3	3
Total Collateralized Mortgage Obligations (Cost $3,021)		3,055
Asset-Backed Securities — 1.7%
American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	319	307
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 6.83%, 5/25/2035 (i)	282	230
Carrington Mortgage Loan Trust Series 2006-NC5, Class A3, 4.85%, 1/25/2037 (i)	703	622
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M2, 5.53%, 3/25/2034 (i)	8	9
Series 2004-1, Class 3A, 5.26%, 4/25/2034 (i)	10	9
First Franklin Mortgage Loan Trust Series 2006-FF8, Class M1, 5.08%, 7/25/2036 (i)	305	264
GSAA Home Equity Trust Series 2006-1, Class A2, 5.14%, 1/25/2036 (i)	155	45
GSAMP Trust
Series 2005-NC1, Class M2, 5.80%, 2/25/2035 (i)	329	318
Series 2007-HE1, Class A2C, 5.00%, 3/25/2047 (i)	88	84
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1, Class A2C, 5.04%, 7/25/2037 (i)	1,141	500
New Century Home Equity Loan Trust Series 2005-1, Class M6, 5.90%, 3/25/2035 (i)	254	236
Total Asset-Backed Securities (Cost $3,015)		2,624
U.S. Government Agency Securities — 0.6%
FNMA 1.88%, 9/24/2026 (Cost $1,024)	1,000	960
	SHARES (000)
Convertible Preferred Stocks — 0.3%
Specialty Retail — 0.3%
Claire's Stores, Inc. ‡ (m) (Cost $318)	—	400
	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.3% (d) (n)
Specialty Retail — 0.3%
Claire's Stores, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.17%, 12/18/2026 (Cost $454)	472	391

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 0.2%
Broadline Retail — 0.0% ^
MYT Holding LLC ‡ *	49	12
Chemicals — 0.0% ^
Venator Materials plc ‡ *	—	4
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	—	—
Oil, Gas & Consumable Fuels — 0.0% ^
Expand Energy Corp.	—	1
Pharmaceuticals — 0.0% ^
Mallinckrodt plc ‡ *	—	1
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ * (m)	—	1
NMG, Inc. ‡ *	1	71
Rite Aid ‡ *	—	— (j)
		72
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	5	166
Total Common Stocks (Cost $422)		256
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.1%
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (i) (Cost $145)	145	132
Convertible Bonds — 0.0% ^
Media — 0.0% ^
EchoStar Corp. 3.88% (PIK), 11/30/2030 (c) (Cost $11)	10	11
	NO. OF CONTRACTS
Options Purchased — 0.0% ^
Call Options Purchased — 0.0% ^
3 Month SOFR
3/14/2025 at USD 96.63, American Style
Notional Amount: USD 14,000
Counterparty: Exchange-Traded *	56	4
3/14/2025 at USD 97.50, American Style
Notional Amount: USD 14,000
Counterparty: Exchange-Traded *	56	3
Total Call Options Purchased (Cost $60)		7

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	1	5
Oil, Gas & Consumable Fuels — 0.0% ^
Expand Energy Corp. expiring 2/9/2026, price 29.99 USD (United States) *	—	1
Total Warrants (Cost $—)		6
	SHARES (000)
Short-Term Investments — 31.9%
Investment Companies — 31.6%
JPMorgan Prime Money Market Fund Class IM Shares, 4.69% (o) (p) (Cost $47,530)	47,521	47,540
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 4.48%, 1/9/2025 (q) (r) (Cost $434)	436	434
Total Short-Term Investments (Cost $47,964)		47,974
Total Investments — 121.9% (Cost $198,224)		182,953
Liabilities in Excess of Other Assets — (21.9)%		(32,844)
NET ASSETS — 100.0%		150,109

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2024.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at November 30, 2024 is $529 or 0.35% of the Fund’s net
assets as of November 30, 2024.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2024.

(h)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(i)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2024.

(j)	Value is zero.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2024.

(m)	Fund is subject to legal or contractual restrictions on the resale of the security.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of November 30, 2024.
(q)	The rate shown is the effective yield as of November 30, 2024.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 5.00%, 12/25/2054(a)	(1,950)	(1,914)
TBA, 5.50%, 12/25/2054(a)	(2,275)	(2,272)
(Proceeds received of $4,162)		(4,186)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of November 30, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	53	03/20/2025	USD	5,895	65
U.S. Treasury Long Bond	28	03/20/2025	USD	3,348	75
U.S. Treasury 5 Year Note	84	03/31/2025	USD	9,041	54
					194

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
30 Day Federal Funds	(7)	01/31/2025	USD	(2,788)	1
30 Day Federal Funds	(7)	02/28/2025	USD	(2,790)	— (a)
U.S. Treasury 10 Year Note	(2)	03/20/2025	USD	(222)	(3)
U.S. Treasury Ultra Bond	(27)	03/20/2025	USD	(3,438)	(100)
U.S. Treasury 5 Year Note	(1)	03/31/2025	USD	(108)	(1)
(103)
91

Abbreviations
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Forward foreign currency exchange contracts outstanding as of November 30, 2024 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	126	EUR	112	Citibank, NA	1/3/2025	7
Total unrealized appreciation						7
Net unrealized appreciation						7

Abbreviations
EUR	Euro
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.50	USD60	12	(11)	1
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.50	USD40	8	(8)	—(d )
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.50	USD60	18	(17)	1
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.50	USD30	8	(8)	—(d )
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.50	USD60	15	(14)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	N/A	USD180	153	(153)	—
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	N/A	USD210	167	(167)	—
							381	(378)	3

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(d)	Amount rounds to less than one thousand.

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.43-V1	5.00	Quarterly	12/20/2029	2.95	USD 300	(20)	(9)	(29)
CDX.NA.HY.43-V1	5.00	Quarterly	12/20/2029	2.95	USD 1,700	(115)	(48)	(163)
CDX.NA.IG.43-V1	1.00	Quarterly	12/20/2029	0.48	USD 3,900	(86)	(15)	(101)
CDX.NA.IG.43-V1	1.00	Quarterly	12/20/2029	0.48	USD 5,100	(112)	(20)	(132)
iTraxx.Europe.Main.42-V1	1.00	Quarterly	12/20/2029	0.56	EUR 1,200	(26)	(2)	(28)
						(359)	(94)	(453)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 3.75%, 9/12/2031	1.00	Quarterly	6/20/2025	0.40	USD390	1	1	2

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of November 30, 2024 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	381	3
Written Call Options Contracts as of November 30, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
3 Month SOFR	Exchange-Traded	56	USD 14,000	USD 96.88	3/14/2025	(2)
3 Month SOFR	Exchange-Traded	56	USD 14,000	USD 97.25	3/14/2025	(6)
						(8)
Total Written Options Contracts (Premiums Received $61)						(8)

Abbreviations
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under Securities and Exchange Commission Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,624	$—	$2,624
Collateralized Mortgage Obligations	—	3,055	— (a)	3,055
Commercial Mortgage-Backed Securities	—	132	—	132
Common Stocks
Broadline Retail	—	—	12	12
Chemicals	—	—	4	4
Health Care Providers & Services	—	—	— (b)	— (b)
Oil, Gas & Consumable Fuels	1	—	—	1
Pharmaceuticals	—	—	1	1
Specialty Retail	—	—	72	72
Wireless Telecommunication Services	—	—	166	166
Total Common Stocks	1	—	255	256
Convertible Bonds	—	11	—	11
Convertible Preferred Stocks	—	—	400	400
Corporate Bonds
Aerospace & Defense	—	758	—	758
Air Freight & Logistics	—	205	—	205
Automobile Components	—	67	—	67
Automobiles	—	1,498	—	1,498
Banks	—	15,757	—	15,757
Beverages	—	1,416	—	1,416
Biotechnology	—	846	—	846
Broadline Retail	—	652	—	652
Building Products	—	1,656	—	1,656
Capital Markets	—	6,584	—	6,584
Consumer Finance	—	3,153	—	3,153
Consumer Staples Distribution & Retail	—	1,178	6	1,184
Diversified Telecommunication Services	—	3,204	—	3,204
Electric Utilities	—	4,346	—	4,346
Financial Services	—	1,135	—	1,135
Food Products	—	1,401	—	1,401
Gas Utilities	—	482	—	482
Ground Transportation	—	750	16	766
Health Care Equipment & Supplies	—	1,241	—	1,241
Health Care Providers & Services	—	2,025	—	2,025
Hotels, Restaurants & Leisure	—	4	—	4
Insurance	—	2,555	—	2,555
Interactive Media & Services	—	350	—	350
Life Sciences Tools & Services	—	728	—	728
Media	—	521	—	521
Multi-Utilities	—	1,288	—	1,288
Office REITs	—	480	—	480

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oil, Gas & Consumable Fuels	$—	$4,449	$— (b)	$4,449
Personal Care Products	—	421	—(a )	421(a )
Pharmaceuticals	—	1,339	—	1,339
Residential REITs	—	222	—	222
Semiconductors & Semiconductor Equipment	—	416	—	416
Software	—	1,150	—	1,150
Specialized REITs	—	489	—	489
Specialty Retail	—	705	1	706
Technology Hardware, Storage & Peripherals	—	488	—	488
Tobacco	—	371	—	371
Wireless Telecommunication Services	—	1,355	—	1,355
Total Corporate Bonds	—	65,685	23	65,708
Loan Assignments	—	391	—	391
Mortgage-Backed Securities	—	37,617	—	37,617
Options Purchased
Call Options Purchased	7	—	—	7
U.S. Government Agency Securities	—	960	—	960
U.S. Treasury Obligations	—	23,812	—	23,812
Warrants
Media	—	—	5	5
Oil, Gas & Consumable Fuels	1	—	—	1
Total Warrants	1	—	5	6
Short-Term Investments
Investment Companies	47,540	—	—	47,540
U.S. Treasury Obligations	—	434	—	434
Total Short-Term Investments	47,540	434	—	47,974
Total Investments in Securities	$47,549	$134,721	$683	$182,953
Liabilities
TBA Short Commitment	$—	$(4,186)	$—	$(4,186)
Total Liabilities in Securities Sold Short	$—	$(4,186)	$—	$(4,186)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7	$—	$7
Futures Contracts	195	—	—	195
Swaps	—	1	—	1
Depreciation in Other Financial Instruments
Futures Contracts	(104)	—	—	(104)
Options Written
Call Options Written	(8)	—	—	(8)
Swaps	—	(472)	—	(472)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$83	$(464)	$—	$(381)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
As of November 30, 2024, the Fund held restricted securities, other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act, as follows:
Security	Acquisition Date	Cost	Market Value	Percentage of Fund's Net Assets
Claire's Stores, Inc.	11/28/2018	$211	$1	0.0%
Claire's Stores, Inc.	10/3/2018	318	400	0.3%
		$529	$401
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2024
Security Description	Value at February 29, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2024	Shares at November 30, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.69% (a) (b)	$55,413	$38,299	$46,167	$2	$(7)	$47,540	47,521	$2,044	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2024.
C. Derivatives— The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (4) below describe the various derivatives used by the Fund.
(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter (“OTC”) options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.